SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement    |_|   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                               Pulse Bancorp, Inc.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  |X|  No fee required

  |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3)  Per  unit  price  or  other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5)  Total fee paid:
--------------------------------------------------------------------------------

  |_|   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                        [Pulse Bancorp, Inc. Letterhead]






December 12, 1997

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Pulse Bancorp, Inc. (the "Company"), I cordially invite you to attend the 1998 Annual Meeting of Stockholders to be held at the Forsgate Country Club, Forsgate Drive, Jamesburg, New Jersey, on January 22, 1998, at 10:00 a.m. The attached notice of annual meeting of stockholders and proxy statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.


         Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. YOUR VOTE IS VERY IMPORTANT.


                                              Sincerely,


                                              /s/George T. Hornyak, Jr.
                                              George T. Hornyak, Jr.
                                              President and Chief
                                              Executive Officer

--------------------------------------------------------------------------------
                               PULSE BANCORP, INC.
                                6 JACKSON STREET
                          SOUTH RIVER, NEW JERSEY 08882
                                 (732) 257-2400
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 22, 1998
--------------------------------------------------------------------------------

         The Annual Meeting of Stockholders (the "Meeting") of Pulse Bancorp, Inc. (the "Company"), will be held at the Forsgate Country Club, Forsgate Drive, Jamesburg, New Jersey, on Thursday, January 22, 1998, at 10:00 a.m.

         A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the 1998 fiscal year; and

         3. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 3, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/Nancy M. Janosko
                                  NANCY M. JANOSKO
                                  SECRETARY
South River, New Jersey
December 12, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PULSE BANCORP, INC.
                                6 JACKSON STREET
                          SOUTH RIVER, NEW JERSEY 08882
                                 (732) 257-2400
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 22, 1998
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulse Bancorp, Inc. (the "Board of Directors" or "Board") to be used at the meeting which will be held at the Forsgate Country Club, Forsgate Drive, Jamesburg, New Jersey, on January 22, 1998, at 10:00 a.m. (the "Meeting"). The accompanying notice of meeting and this proxy statement are being first mailed to stockholders on or about December 12, 1997. Certain information provided herein relates to Pulse Savings Bank (the "Savings Bank"), a wholly owned subsidiary of Pulse Bancorp, Inc. (the "Company").

--------------------------------------------------------------------------------
                             REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute a proxy retain the right to revoke it at any time prior to its use. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, Nancy M. Janosko, at the address of the Company shown above or by the filing of a later dated proxy prior to a vote being taken at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the ratification of the appointment of the independent auditors set forth in this proxy statement for consideration at the Meeting.

--------------------------------------------------------------------------------
                          VOTING SECURITIES AND CERTAIN
                            BENEFICIAL OWNERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 3, 1997 (the "Record Date"), are entitled to one vote for each share then held. The Company had 3,087,898 shares of Common Stock outstanding and entitled to vote as of the Record Date.

         As to the election of directors (Proposal I), the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors shall be elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of auditors (Proposal II), by checking the appropriate box, stockholders may vote (i) "FOR" (ii) "AGAINST" or (iii) "ABSTAIN." Unless otherwise required by law, the ratification of independent auditors shall be determined by a majority of the votes cast affirmatively and negatively, without regard to either (a) broker non-votes or (b) proxies marked "ABSTAIN" as to that matter.

         As to other matters that may properly come before the Meeting, unless otherwise provided in the certificate of incorporation or bylaws of the Company or by statute, a majority of those votes cast by shareholders shall be sufficient to pass on a matter.

         Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports and information provided by the Company's transfer agent, the Company does not know of any person or entity who was a beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date, other than those listed below. Security ownership of executive officers named in the Summary Compensation Table and of directors, including Mr. Hornyak, is included under "Proposal I -- Election of Directors."


Name and Address of                    Amount and Nature of        Percent of
Beneficial Owner                       Beneficial Ownership           Class
----------------                       --------------------           -----



National City Bank                           183,000(1)               5.92%
National City Center
1900 East Ninth Street
Cleveland, Ohio  44114-34384

George T. Hornyak, Jr.                       204,048(2)               6.42%
6 Jackson Street,
South River, New Jersey  08882.




----------------
(1) Based on Schedule 13G filed by National City Bank with the Securities and Exchange Commission on February 14, 1997.
(2) Includes 10,000 shares held in a pension trust in which Mr. Hornyak may be deemed to have sole voting and investment power. Includes 88,448 shares subject to immediately exercisable stock options.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of Forms 3, 4 and 5 filed by officers, directors and 10% beneficial owners of Common Stock, no executive officer, director or 10% beneficial owner of Common Stock failed to file such ownership reports on a timely basis during the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is presently composed of six members who are elected for terms of three years, approximately one-third of whom are to be elected annually in accordance with the Bylaws of the Company. The Bylaws of the Company require that approximately one-third of the directors stand for election each year.

         It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth each nominee and continuing director's name, age, the year he first became a director, the year in which his current term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned on the Record Date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned on the Record Date.

                                                                                                  Shares of
                                                            Year First        Current           Common Stock           Percent
                                                             Elected          Term to           Beneficially              of
Name                                       Age (1)           Director         Expire                Owned               Class
------------------------                   -------          ----------       --------               -----              ------

                                           BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001
Joseph Chadwick......................         54               1989            1998               99,063(4)(9)          3.19%
Edwin A. Kolodziej...................         72               1984            1998               79,948(8)             2.58%

                                                 DIRECTORS CONTINUING IN OFFICE
Wayne A. Kronowski...................         43               1990            1999               22,948(9)             0.74%
Edwin A. Roginski....................         69               1981            1999               49,468(3)(8)          1.59%
Benjamin S. Konopacki................         75               1954            2000              145,448(2)(3)(5)       4.65%
George T. Hornyak, Jr................         47               1987            2000              204,048(3)(7)          6.42%

                                        CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Thomas Konopacki........................................................................          59,700(10)            1.91%
Ronald E. Vaughn, Jr....................................................................          16,018(11)            0.52%
All executive officers and
 directors as a group
 (8 persons)............................................................................          656,641(6)           19.68%

------------------
(1)  At September 30, 1997.
(2)  Includes 39,448 shares subject to immediately exercisable stock options.
(3) Includes 10,000 shares held in a pension trust in which the listed individuals may be deemed to have sole voting and investment power.
(4) Includes 4,000 shares held in a corporation in which the listed individual may be deemed to have sole voting and investment power.

(Footnotes continued on next page.)

(Footnotes from previous page.)
(5) Excludes 24,700 shares of Common Stock and options to purchase 35,000 shares under the Company's 1986 and 1993 Stock Option Plans held by Thomas Konopacki, his son and an officer of the Company, for which he disclaims beneficial ownership.
(6) Includes 246,938 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the voting record date.
(7)  Includes 88,448 shares subject to immediately exercisable stock options.
(8)  Includes 14,448 shares subject to immediately exercisable stock options.
(9)  Includes 20,448 shares subject to immediately exercisable stock options.
(10) Includes 35,000 shares subject to immediately exercisable stock options.
(11) Includes 14,250 shares subject to immediately exercisable stock options.

         The principal occupation during the past five years of each nominee and director of the Company is set forth below.

         Benjamin S. Konopacki has been employed by the Company in various capacities since 1954. In 1989, Mr. Konopacki became Chairman of the Board. From 1965 to 1989, he served as President. From 1965 to 1991, he served as Chief Executive Officer. He retired as Chief Executive Officer on January 1, 1991.

         George T. Hornyak, Jr. has been employed by the Company since 1983. In 1989, Mr. Hornyak became President and Chief Operating Officer of the Company. In 1991, he became Chief Executive Officer of the Company. He is also a director of Mercer Mutual Insurance Company.

         Edwin A. Kolodziej is a sole practitioner in his own law practice in Sayreville, New Jersey.

         Wayne A. Kronowski is the Treasurer and Chief Financial Officer of the Borough of Sayreville, New Jersey. Mr. Kronowski is also a certified public accountant and a registered municipal accountant.

         Edwin A. Roginski was a Vice President and Chief Compliance Officer of Chase Manhattan Investment Services, Inc. until 1992. He is presently retired.

         Joseph Chadwick is President of Thomas and Chadwick/Riverside Supply Company, a retailer of building supplies and fuel oil. Mr. Chadwick has held this position since 1971.

Meetings and Committees of the Board of Directors
-------------------------------------------------

         The Company's Board of Directors conducts its business through meetings of the Board. During the fiscal year ended September 30, 1997, the Board of Directors held 12 meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. The Board of Directors has created various committees. Several of these committees are discussed below in more detail.

         The Company's Board of Directors has appointed a Compensation Committee. The Compensation Committee reviews, at least annually, the salaries and other fringe benefits of the Company's officers and employees. This committee is comprised of directors Konopacki, Kolodziej and Chadwick. During the 1997 fiscal year, the Compensation Committee met two times.

         The Company's Board of Directors has appointed an Audit Committee. The Audit Committee reviews and evaluates the Company's internal controls and accounting procedures and reviews the Company's audit reports with the Company's independent auditors. Such committee is comprised of directors Kronowski and Roginski. During the 1997 fiscal year, the Audit Committee met four times.

         The Company's Board of Directors has appointed an Investment Committee. The purpose of the Investment Committee is to evaluate strategic alternatives for the Company, which include merger and acquisition activities. This committee is comprised of directors Hornyak, Konopacki, and Kolodziej. During the 1997 fiscal year, the Investment Committee did not meet.

         The Company's Board of Directors has appointed a Mortgage Committee. The purpose of the Mortgage Committee is to evaluate strategies and alternatives regarding the origination of mortgage loans. This committee is comprised of directors Kolodziej, Roginski, and Kronowski. During the 1997 fiscal year, the Mortgage Committee did not meet.

         The Company's full Board of Directors also acts as a Nominating Committee for the annual selection of its nominees for election as directors. While the Nominating Committee will consider nominees recommended by the stockholders, it has neither actively solicited recommendations from stockholders nor established any procedures for this purpose. The Board met one time in its capacity as the Nominating Committee during fiscal 1997.

         The Nominating Committee will consider nominees recommended by security holders. In order for nominations by shareholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Company at least 30 days prior to the date of the annual meeting. Upon delivery, such nomination(s) shall be posted in a conspicuous place in each office of the Company. Ballots bearing the name(s) of all person(s) nominated by the Nominating Committee and by shareholders shall be provided for use at the annual meeting. If the Nominating Committee fails or refuses to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote at the annual meeting.

Directors' Compensation
-----------------------

         All non-management directors of the Savings Bank receive an annual retainer of $12,000 plus $325 for each meeting attended and an additional $50 for each committee chairman. The Company paid $5,500 of additional fees to its directors. The Chairman of the Board of Directors receives a board fee of $27,500 and an annual salary of $55,000. The Company paid a total of $180,000 in directors' and committee fees for the fiscal year ended September 30, 1997.

Executive Compensation
----------------------

         The following table sets forth, for the fiscal years ended September 30, 1997, 1996 and 1995, certain information as to the total remuneration received by the chief executive officer as well as by each of the two other most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 during these periods for services rendered in all capacities to the Company.

                                                              SUMMARY COMPENSATION TABLE
                                     Annual Compensation                                Long Term Compensation
                                 ------------------------------------------------   --------------------------------
                                                                                               Awards
                                                                                    --------------------------------
              (a)                  (b)     (c)        (d)            (e)                 (f)               (g)          (h)
                                                                                                       Securities
                                                                                                       Underlying     All Other
                                                               Other Annual         Restricted Stock    Options/     Compensation
Name and Principal Position       Year   Salary($)   Bonus($)  Compensation($)(1)     Award(s)($)       SARs(#)        ($)(2)
---------------------------       ----   ---------   --------  ------------------   ----------------   ----------    ------------
George T. Hornyak, Jr.            1997    $293,028   $45,361              $25,010            -0-            27,000       $19,776
President and Chief               1996     272,110    35,000               23,098            -0-               448        20,062
Executive Officer                 1995     263,021    37,342               22,147            -0-             6,000        20,096


Thomas Konopacki                  1997     145,000    19,440                  -0-            -0-            15,000        19,191
Executive Vice President and      1996     130,000    15,000                  -0-            -0-               -0-        19,434
Chief Financial Officer           1995     128,250    16,004                  -0-            -0-               -0-        15,857


Ronald E. Vaughn, Jr.             1997     126,000     6,480                  -0-            -0-             5,000        16,522
Senior Vice President and         1996     123,000     5,000                   0-            -0-               -0-        16,660
Chief Lending Officer             1995     123,000     5,335                  -0-            -0-               -0-        15,857



------------------
(1)  Includes (a) perquisites; (b) insurance policies; and (c) director's fees.
(2) Includes amounts provided to Messrs. Hornyak, Vaughn and Konopacki through the Retirement Plan of the Company.

         Employment Agreements. In October 1988, the Company entered into Employment Agreements with Benjamin S. Konopacki, Thomas Konopacki and George T. Hornyak, Jr. These agreements were amended in December 1990. The Employment Agreements for Benjamin S. Konopacki and George T. Hornyak, Jr. provide for a five-year term and are annually reviewed by the Board of Directors to determine whether to extend the term of employment for an additional one year period. Thomas Konopacki's agreement is for a three-year term. The Employment Agreements provided for a base annual salary, subject to annual adjustment. The base annual salaries for Messrs. Hornyak, T. Konopacki and B. Konopacki are $293,028, $145,000 and $55,000, respectively. The Employment Agreements may be terminated upon the death of the employee, by the employee's voluntary termination, or by the Company for "cause" as defined in the Employment Agreements to include personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rules or regulations or material breach of any provision of the Employment Agreements. In the event of the termination of employment in connection with a change of control of the Company, the officers are to be paid a sum equal to three times their annual average compensation for the five most recent years. "Control" generally refers to the acquisition of the ownership or power to vote more than 25% of the Company's stock or to control the election of a majority of the directors.

In the event a termination as a result of a change of control occurred as of September 30, 1997, George T. Hornyak, Jr., Thomas Konopacki and Benjamin S. Konopacki, would receive in the aggregate approximately $782,000, $389,000 and $165,000, respectively, under the terms of their Employment Agreements.

Other Benefits
--------------

         Retirement Plan. Effective October 1, 1988, the Company made available to full-time employees who have completed a minimum of 12 months service, and meet the minimum age of 21, a defined contribution retirement plan. Under the plan, the Company makes an annual contribution for the benefit of eligible employees. Total pension expenses for the fiscal years ended September 30, 1997, 1996 and 1995 were $176,000, $160,000 and $144,400, respectively. Employees'
benefits under the plan vest at the rate of 20% after two years of service, increasing by 20% annually thereafter, until benefits are 100% vested after six or more years of service.

         Stock Option Plans. In connection with the conversion of the Savings Bank from mutual to stock form, the Board of Directors adopted the Pulawski Savings and Loan Association 1986 Stock Option and Incentive Plan (the "1986 Plan"). Pursuant to the 1986 Plan, an aggregate of 376,152 shares (94,038 shares originally were reserved, but were adjusted, in accordance with the terms of the 1986 Plan, in connection with a 100% stock dividend issued in December 1987 and a 100% stock dividend issued in December 1993) have been reserved for future issuance by the Company upon exercise of stock options to be granted to officers, directors and other key employees under the 1986 Plan. Of the 376,152 shares reserved, all have been distributed and 39,152 options remain unexercised as of the Record Date.

         In 1993, stockholders ratified the 1993 Stock Option and Incentive Plan (the "1993 Plan"), that had been adopted by the Board of Directors in 1992. Pursuant to the 1993 Plan, an aggregate of 367,842 shares have been reserved (183,921 shares were originally reserved, but were adjusted in connection with the 100% stock dividend issued in December 1993) for issuance by the Company upon exercise of stock options ("Options") to be granted to key officers, employees or directors from time to time under the 1993 Plan. Of the 367,842 shares reserved, 37,706 shares remain available for future distribution and 316,392 shares remain unexercised as of the Record Date.

         Options granted under the 1986 Plan and 1993 Plan may be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-incentive stock options. Under the 1986 Plan, all options are granted at 100% of the market value of the Company's Common Stock on the date of grant. The 1986 Plan also contains provisions for Stock Appreciation Rights (the "SARs"), permitting an optionee to surrender his option for cancellation and receive cash or Common Stock equal to the difference between the exercise price of the option and the then-fair market value of the shares of Common Stock subject to the option. No SARs have ever been granted under the 1986 Plan.

         The following tables set forth additional information concerning options granted under the 1986 Plan and 1993 Plan to the named executive officers.

                                              OPTION/SAR GRANTS TABLE

                                       Option/SAR Grants in Last Fiscal Year

                                                                                                            Potential Realizable
                                                                                                              Value at Assumed
                                                                                                           Annual Rates of Stock
                                                                                                           Price Appreciation for
                                        Individual Grants                                                     Option Term(1)
----------------------------------------------------------------------------------------------------       -----------------------
            (a)                     (b)                (c)                (d)               (e)              (f)            (g)
                                Number of          % of Total
                                Securities        Options/SARs
                                Underlying         Granted to         Exercise or
                               Options/SARs       Employees in        Base Price        Expiration
 Name                          Granted (#)         Fiscal Year          ($/Sh)             Date            5% ($)         10% ($)
------------                   -----------         -----------          ------            ------          --------       --------
George T. Hornyak, Jr.           25,000                30.5%            $16.00           11/26/06         $251,558       $637,497
Thomas Konopacki                 15,000                18.3              16.00           11/26/06          150,935        382,498
Ronald E. Vaughn, Jr.             5,000                 6.1              16.00           11/26/06           50,312        127,499



------------------
(1)      Based on actual option term and annual compounding.



                                   OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                --------------------------------------------------------------------------------

            (a)                        (b)                  (c)                           (d)                         (e)
                                                                             Number of Securities
                                                                             Underlying Unexercised     Value of Unexercised
                                                                             Options/SARs               In-The-Money Options\SARs
                                                                             at FY-End (#)              at FY-End (2)($)

                            Shares Acquired
Name                        on Exercise (#)      Value Realized($)(1)        Exercisable/Unexercisable  Exercisable/Unexercisable
----                        ---------------      --------------------        -------------------------  -------------------------
George T. Hornyak, Jr.             --            $      --                         86,448/--                $947,470/--
Thomas Konopacki                5,000               51,875                         35,000/--                 383,600/--
Ronald E. Vaughn, Jr.              --                   --                         14,500/--                 144,565/--


-----------------------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities.

Long Term Incentive Plans
-------------------------

         The Company does not sponsor any long term incentive plans and has made no awards or payments under any such plans during the fiscal year ended September 30, 1997.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

         The Compensation Committee of the Company consists of directors Konopacki, Kolodziej and Chadwick. Mr. Konopacki was, until March 1989, the President of the Savings Bank and was, until January 1991, the Chief Executive Officer of the Company and the Savings Bank. Mr. Konopacki is the father of Thomas Konopacki, Executive Vice President.

Compensation Committee Report
-----------------------------

         The Compensation Committee of the Savings Bank met two times to discuss executive compensation during the fiscal year ended September 30, 1997. The committee reviews the compensation paid to all employees based on recommendations from the chief executive officer, executive vice president and the personnel committee. The committee reviews and determines compensation for the executive officers of the Savings Bank based on a review of compensation and other benefits provided during the prior three years. The committee reviews internal and external surveys of compensation paid to executive officers of other publicly traded savings institutions or savings institution holding companies located in New Jersey. The committee attempts to focus on the level of compensation paid by comparable institutions in and around the Savings Bank's market area, primarily institutions with total assets of between approximately $250 million and $1 billion. In August 1993, the compensation committee adopted a cash incentive formula based on return on average assets and return on average equity ratios. Awards are made only after certain minimum thresholds are reached. These thresholds are reached when return on average assets is at least 0.75% and/or the return on average equity is at least 8%. Under the cash incentive fund formula, if return on average assets exceeds the maximum of 1.25%, consolidated net income is multiplied by 2%. In addition, if return on average equity exceeds the maximum of 15%, consolidated net income is multiplied by 1%. The product of such calculations is then added to arrive at the maximum amount of cash incentive fund available for distribution to Mr. Hornyak and the other employees of the Savings Bank. For the fiscal year ended September 30, 1997, $129,602 was accrued through the cash incentive fund formula, of which $45,361, or 35% was awarded to Mr. Hornyak. Other employees received the remainder of the cash incentive fund. The committee also considers other forms of compensation such as pension plan contributions, stock options provided to employees in the past, the stock ownership of the employee and the responsibilities and contributions made by the employee during the course of the year. Compensation is typically adjusted due to both qualitative and quantitative factors based on the calendar year, rather than the fiscal year, although compensation is reported on a fiscal year basis in accordance with federal securities law.

         During the fiscal year ended September 30, 1997, George T. Hornyak, Jr., President and Chief Executive Officer, received an increase in salary from $272,110 to $300,000 and awards of stock options and other awards, as disclosed in the Summary Compensation Table. The committee utilized the sources referenced in the prior paragraph, including the annual compensation paid to chief executive officers of other savings institutions and savings institution holding companies in the State of New Jersey with assets of between approximately $250 million to $1 billion and evaluated the cash compensation paid to Mr. Hornyak and other executive officers of the Savings Bank and executive officers of those other institutions. The committee also evaluated the nature of compensation provided by these other institutions, including cash incentives, restricted stock grants, employment and severance agreements, retirement plans, deferred compensation and profit sharing plans and evaluated those other forms of compensation when setting the compensation for executive officers of the Savings Bank, including the compensation paid to Mr. Hornyak.

         Compensation Committee:

                           Benjamin S. Konopacki, Chairman
                           Edwin A. Kolodziej
                           Joseph Chadwick

Certain Transactions With the Company
-------------------------------------

         The Savings Bank grants loans to the Company's officers, directors and employees on the security of their personal residences. Loans to such persons are made in the ordinary course of business and upon the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility or present any other unfavorable features. Prior to August 1989, such loans provided for the waiver of loan origination fees equal to 1% of the loan amount. Since August 1989, loans to executive officers and directors of the Company do not provide for a waiver of loan origination fees. During the fiscal year ended September 30, 1997, the Company paid $23,500 in legal fees to Director Kolodziej's law firm as compensation for various legal services provided to the Savings Bank.

         Set forth below is certain information relating to loans made by the Savings Bank to executive officers and directors of the Company or Savings Bank whose total aggregate loan balances or line of credit exceeded $60,000 at any time during the fiscal year ended September 30, 1997.

                                                                      Highest
                                                                      Balance                              Prevailing
                                                 Date       Original   During 1997 Unpaid Balance as of      Market       Interest
Name of Officer or Director  Loan Type       Originated  Loan Amount  Fiscal Year  September 30, 1997     Interest Rate   Rate Paid
---------------------------  ---------        ----------  -----------  ----------- -------------------     -------------   ---------

George T. Hornyak, Jr....... Home mortgage,      11/88       $275,000 $236,864          $232,984             8.25%           8.25%
                             adjustable rate
Thomas Konopacki............ Home mortgage,       6/93        121,000   94,971            92,903             8.625           8.625
                             adjustable rate
Joseph Chadwick............. Home mortgage,      06/78         50,000   33,789            32,026             8.00            8.00
                             fixed rate


Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on September 30, 1992 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Company.

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]


=========================================================================================================================
                      9/30/92           9/30/93             9/30/94            9/30/95        09/30/96          9/30/97
-------------------------------------------------------------------------------------------------------------------------
Nasdaq U.S.            $1,000            $1,310              $1,321             $1,824          $2,164           $2,971
-------------------------------------------------------------------------------------------------------------------------
Nasdaq Bank             1,000             1,350               1,420              1,790           2,285            3,806
-------------------------------------------------------------------------------------------------------------------------
Pulse Bancorp           1,000             1,399               1,679              2,051           2,158            3,191
=========================================================================================================================

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent auditor for the 1997 fiscal year. The Board of Directors has approved the selection of KPMG Peat Marwick LLP as its auditor for the 1998 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the 1998 fiscal year.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         The audited financial statements of the Company for its fiscal year ended September 30, 1997, prepared in conformity with generally accepted accounting principles, are included in the Company's 1997 Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Company's 1997 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 6 Jackson Street, South River, New Jersey 08882, no later than August 12, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company anticipates that its transfer agent will assist in the solicitation of proxies for no additional compensation, other than reasonable out-of-pocket expenses.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PULSE BANCORP, INC., 6 JACKSON STREET, SOUTH RIVER, NEW JERSEY 08882.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/Nancy M. Janosko
                                    NANCY M. JANOSKO
                                    SECRETARY

South River, New Jersey
December 12, 1997

                               PULSE BANCORP, INC.
                                6 JACKSON STREET
                          SOUTH RIVER, NEW JERSEY 08882
                                 (732) 257-2400

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 22, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Pulse Bancorp, Inc. ("Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Forsgate Country Club, Forsgate Drive, Jamesburg, New Jersey, on Thursday, January 22, 1998, at 10:00 a.m. ("Meeting"), and at any and all adjournments thereof, as follows:

                                                     VOTE FOR     VOTE WITHHELD
                                                     --------     -------------
1.       The election as a director of all nominees
         listed below for terms specified (except      |_|              |_|
         as marked below to the contrary).

         Joseph Chadwick (three years)
         Edwin A. Kolodziej (three years)


         INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                     FOR    AGAINST    ABSTAIN
                                                     ---    -------    -------

2.       The ratification of the appointment         |_|      |_|        |_|
         of KPMG Peat Marwick LLP as
         auditors of the Company for the
         1998 fiscal year.

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.


The Board of Directors recommends a vote "FOR" Propositions 1 and 2.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSITIONS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated December 12, 1997, and an annual report.



Dated:                         Check box if planning to attend Meeting     |_|
      ---------------------




-------------------------------------------------    ---------------------------
PRINT NAME OF STOCKHOLDER                            SIGNATURE OF STOCKHOLDER



-------------------------------------------------    ---------------------------
PRINT NAME OF STOCKHOLDER                            SIGNATURE OF STOCKHOLDER





         Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.








--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------